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                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549





                          CMS ENERGY CORPORATION

                                    AND

                          CONSUMERS POWER COMPANY




                                 FORM 10-K

                                 EXHIBITS


                  FOR FISCAL YEAR ENDED DECEMBER 31, 1994

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The following exhibits are applicable to CMS Energy and Consumers except where otherwise indicated "CMS ONLY":


  CMS Energy
 and Consumers
Exhibit Numbers
- ---------------

(1)-(2)             -  Not applicable.

(3)(a) (CMS ONLY)   -  Articles of Incorporation of CMS Energy
                       Corporation, as Amended.  (Designated in CMS Energy
                       Corporation's Form S-8 dated June 30, 1989, File
                       No. 1-9513, as Exhibit (4).)

(3)(b) (CMS ONLY)   -  Copy of the By-Laws of CMS Energy Corporation.

(3)(c)              -  Restated Articles of Incorporation of Consumers
                       Power Company.

(3)(d)              -  Copy of By-Laws of Consumers Power Company.

(4)(a)              -  Composite Working Copy of Indenture dated as of
                       September 1, 1945, between Consumers Power Company and Chemical Bank (successor to Manufacturers Hanover Trust Company), as Trustee, including therein indentures supplemental thereto through the Forty-third Supplemental Indenture dated as of May 1, 1979. (Designated in Consumers Power Company's Registration No. 2-65973 as
                       Exhibit (b)(1)-4.)

                       Indentures Supplemental thereto:

                                                Consumers
                                              Power Company
                       Sup Ind/Dated as of     File Reference     Exhibit
                       -------------------   ----------------     -------
                       65th    02/15/88      Form 8-K dated
                                             Feb 18, 1988
                                             File No 1-5611         (4)
                       66th    04/15/88      Form 10-Q for
                                             quarter ended
                                             March 31, 1988
                                             File No 1-5611       (4)(d)
                       67th    11/15/89      Reg No 33-31866      (4)(d)
                       68th    06/15/93      Reg No 33-41126      (4)(c)
                       69th    09/15/93      Form 8-K dated
                                             September 21, 1993
                                             File No 1-5611         (4)

(4)(b) (CMS ONLY)   -  Indenture between CMS Energy Corporation and NBD
                       Bank, National Association, as Trustee.
                       (Designated in CMS Energy's Form S-3 Registration
                       Statement filed May 1, 1992, File No. 33-47629, as
                       Exhibit (4)(a).)

                       First Supplemental Indenture dated as of October 1, 1992 between CMS Energy Corporation and NBD Bank, National Association, as Trustee. (Designated in CMS Energy's Form 8-K dated October 1, 1992, File No. 1-9513, as Exhibit (4).)

                       Second Supplemental Indenture dated as of October 1, 1992 between CMS Energy Corporation and NBD Bank, National Association, as Trustee. (Designated in CMS Energy's Form 8-K dated
                       October 1, 1992, File No. 1-9513, as Exhibit (4).)

(4)(c) (CMS ONLY)   -  Indenture between CMS Energy Corporation and Chase
                       Manhattan Bank (National Association), as Trustee, dated as of January 15, 1994. (Designated in CMS Energy's Form 8-K dated March 29, 1994, File
                       No. 1-9513, as Exhibit (4a).)

                       First Supplemental Indenture dated as of January 20, 1994 between CMS Energy Corporation and Chase Manhattan Bank (National Association), as Trustee. (Designated in CMS Energy's Form 8-K dated March 29, 1994, File No. 1-9513, as
                       Exhibit (4b).)

(5)-(9)             -  Not applicable.

(10)(a) (CMS ONLY)  -  Credit Agreement dated as of July 29, 1994, among
                       CMS Energy Corporation, the Banks, the Co-Agents, the Documentation Agent and the Operational Agent, all as defined therein, and the Exhibits thereto. (Designated in CMS Energy Corporation's Form 10-Q for the quarter ended June 30, 1994, File
                       No. 1-9513, as Exhibit (4).)

(10)(b)             -  Employment Agreement dated as of August 1, 1990
                       among Consumers Power Company, CMS Energy
                       Corporation and William T. McCormick, Jr.
                       (Designated in CMS Energy Corporation's Form 10-K for the year ended December 31, 1990, File
                       No. 1-9513, as Exhibit (10)(c).)

(10)(c)             -  Employment contract effective as of March 1, 1987
                       among CMS Energy Corporation, Consumers Power Company and S. Kinnie Smith, Jr. (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1987, File No. 1-5611, as Exhibit (10)(g).)

(10)(d)             -  Employment Agreement effective as of June 15, 1988
                       among Consumers Power Company, CMS Energy
                       Corporation and Victor J. Fryling. (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1988, File No. 1-5611, as Exhibit (10)(i).)

(10)(e)             -  Employment Agreement dated May 26, 1989 between
                       Consumers Power Company and Michael G. Morris. (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1990, File
                       No. 1-5611, as Exhibit (10)(f).)

(10)(f)             -  Employment Agreement dated May 26, 1989 between
                       Consumers Power Company and David A. Mikelonis. (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1991, File No. 1-5611, as Exhibit 10(h).)

(10)(g)             -  Employment Agreement dated May 26, 1989 among
                       Consumers Power Company, CMS Energy Corporation and John W. Clark. (Designated in CMS Energy
                       Corporation's Form 10-K for the year ended
                       December 31, 1990, File No. 1-9513, as
                       Exhibit (10)(f).)

(10)(h)             -  Employment Agreement dated March 25, 1992 between
                       Consumers Power Company, CMS Energy Corporation and Alan M. Wright. (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1992, File No. 1-5611, as Exhibit 10(j).)

(10)(i)             -  Employment Agreement dated March 25, 1992 between
                       Consumers Power Company and Paul A. Elbert.
                       (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1992, File
                       No. 1-5611, as Exhibit 10(k).)

(10)(j)             -  Consumers Power Company's Executive Stock Option
                       and Stock Appreciation Rights Plan effective
                       December 1, 1989.   (Designated in Consumers Power
                       Company's Form 10-K for the year ended December 31, 1990, File No. 1-5611, as Exhibit (10)(g).)

(10)(k)             -  CMS Energy Corporation's Performance Incentive
                       Stock Plan effective as of December 1, 1989.
                       (Designated in CMS Energy Corporation's Form 10-K for the year ended December 31, 1990, File
                       No. 1-9513, as Exhibit (10)(h).)

(10)(l)             -  CMS Deferred Salary Savings Plan effective
                       January 1, 1994.  (Designated in CMS Energy
                       Corporation's Form 10-K for the year ended
                       December 31, 1993, File No. 1-9513, as
                       Exhibit (10)(m).)

(10)(m)             -  Consumers Power Company's Executive Incentive
                       Compensation Plan effective February 1993, as amended March 1994. (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1993, File No. 1-5611, as Exhibit (10)(n).)

(10)(n)             -  Consumers Power Company's Supplemental Executive
                       Retirement Plan effective November 1, 1990.
                       (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1993, File
                       No. 1-5611, as Exhibit (10)(o).)

(10)(o)             -  Senior Trust Indenture, Leasehold Mortgage and
                       Security Agreement dated as of June 1, 1990 between The Connecticut National Bank and United States Trust Company of New York. (Designated in Midland Cogeneration Venture Limited Partnership's Form S-1 filed November 23, 1990, File No. 33-37977, as
                       Exhibit 4.1.)

                       Indenture Supplemental thereto:

                       Supplement No. 1 dated as of June 1, 1990.
                       (Designated in Midland Cogeneration Venture Limited Partnership's Form S-1 filed November 23, 1990, File No. 33-37977, as Exhibit 4.2.)

(10)(p)             -  Collateral Trust Indenture dated as of June 1, 1990
                       among Midland Funding Corporation I, Midland
                       Cogeneration Venture Limited Partnership and United States Trust Company of New York, Trustee.
                       (Designated in CMS Energy Corporation's Form 10-Q for the quarter ended June 30, 1990, File
                       No. 1-9513, as Exhibit (28)(b).)

                       Indenture Supplemental thereto:

                       Supplement No. 1 dated as of June 1, 1990.
                       (Designated in Midland Cogeneration Venture Limited Partnership's Form S-1 filed November 23, 1990, File No. 33-37977, as Exhibit 4.4.)

(10)(q)             -  Amended and Restated Investor Partner Tax
                       Indemnification Agreement dated as of June 1, 1990 among Investor Partners, CMS Midland Holdings Corporation as Indemnitor and CMS Energy Corporation as Guarantor. (Designated in
                       CMS Energy Corporation's Form 10-K for the year ended December 31, 1990, File No. 1-9513, as Exhibit (10)(v).)

(10)(r)             -  Environmental Agreement dated as of June 1, 1990
                       made by CMS Energy Corporation to The Connecticut National Bank and Others. (Designated in
                       CMS Energy Corporation's Form 10-K for the year ended December 31, 1990, File No. 1-9513, as Exhibit (10)(y) and Form 10-Q for the quarter ended September 30, 1991, File No. 1-9513, as
                       Exhibit (19)(d).)**

(10)(s)             -  Indemnity Agreement dated as of June 1, 1990 made
                       by CMS Energy Corporation to Midland Cogeneration Venture Limited Partnership. (Designated in
                       CMS Energy Corporation's Form 10-K for the year ended December 31, 1990, File No. 1-9513, as Exhibit (10)(z).)**

(10)(t)             -  Environmental Agreement dated as of June 1, 1990
                       made by CMS Energy Corporation to United States Trust Company of New York, Meridian Trust Company, each Subordinated Collateral Trust Trustee and Holders from time to time of Senior Bonds and Subordinated Bonds and Participants from time to time in Senior Bonds and Subordinated Bonds. (Designated in CMS Energy Corporation's Form 10-K for the year ended December 31, 1990, File
                       No. 1-9513, as Exhibit (10)(aa).)**

(10)(u)             -  Amended and Restated Participation Agreement dated
                       as of June 1, 1990 among Midland Cogeneration Venture Limited Partnership, Owner Participant, The Connecticut National Bank, United States Trust Company, Meridian Trust Company, Midland Funding Corporation I, Midland Funding Corporation II, MEC Development Corporation and Institutional Senior Bond Purchasers. (Designated in Midland Cogeneration Venture Limited Partnership's Form S-1 filed November 23, 1990, File No. 33-37977, as
                       Exhibit 4.13.)

                       Amendment No. 1 dated as of July 1, 1991.
                       (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1991, File
                       No. 1-5611, as Exhibit (10)(w).)

(10)(v)             -  Power Purchase Agreement dated as of July 17, 1986
                       between Midland Cogeneration Venture Limited
                       Partnership and Consumers Power Company.
                       (Designated in Midland Cogeneration Venture Limited Partnership's Form S-1 filed November 23, 1990, File No. 33-37977, as Exhibit 10.4.)

                       Amendments thereto:

                       Amendment No. 1 dated September 10, 1987.
                       (Designated in Midland Cogeneration Venture Limited Partnership's Form S-1 filed November 23, 1990, File No. 33-37977, as Exhibit 10.5.)

                       Amendment No. 2 dated March 18, 1988. (Designated in Midland Cogeneration Venture Limited
                       Partnership's Form S-1 filed November 23, 1990, File No. 33-37977, as Exhibit 10.6.)

                       Amendment No. 3 dated August 28, 1989. (Designated in Midland Cogeneration Venture Limited
                       Partnership's Form S-1 filed November 23, 1990, File No. 33-37977, as Exhibit 10.7.)

                       Amendment No. 4A dated May 25, 1989. (Designated in Midland Cogeneration Venture Limited
                       Partnership's Form S-1 filed November 23, 1990, File No. 33-37977, as Exhibit 10.8.)

(10)(w)             -  Request for Approval of Settlement Proposal to
                       Resolve MCV Cost Recovery Issues and Court Remand, filed with the Michigan Public Service Commission on July 7, 1992, MPSC Case No. U-10127. (Designated in CMS Energy Corporation's and Consumers Power Company's Forms 10-K for the year ended December 31, 1991 as amended by Form 8 dated July 15, 1992 as Exhibit (28).)

(10)(x)             -  Settlement Proposal Filed on July 7, 1992 as
                       Revised on September 8, 1992 by Filing with the Michigan Public Service Commission. (Designated in CMS Energy Corporation's and Consumers Power Company's Forms 8-K dated September 8, 1992 as Exhibit (28).)

(10)(y)             -  Michigan Public Service Commission Order Dated
                       March 31, 1993, Approving with Modifications the Settlement Proposal Filed on July 7, 1992, as Revised on September 8, 1992. (Designated in CMS Energy Corporation's and Consumers Power Company's Forms 10-K for the year ended
                       December 31, 1992 as Exhibit (10)(cc).)

(10)(z)             -  Unwind Agreement dated as of December 10, 1991 by
                       and among CMS Energy Corporation, Midland Group, Ltd., Consumers Power Company, CMS Midland, Inc., MEC Development Corp. and CMS Midland Holdings Company. (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1991, File No. 1-5611, as Exhibit (10)(y).)

(10)(aa)            -  Stipulated AGE Release Amount Payment Agreement
                       dated as of June 1, 1990, among CMS Energy
                       Corporation, Consumers Power Company and The Dow Chemical Company. (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1991, File No. 1-5611, as Exhibit (10)(z).)

(10)(bb)            -  Parent Guaranty dated as of June 14, 1990 from
                       CMS Energy Corporation to MCV, each of the Owner Trustees, the Indenture Trustees, the Owner Participants and the Initial Purchasers of Senior Bonds in the MCV Sale Leaseback transaction, and MEC Development. (Designated in Consumers Power Company's Form 10-K for the year ended December 31, 1991, File No. 1-5611, as Exhibit (10)(aa).)**

(11)-(12)           -  Not applicable.

(13)                -  Not Applicable.

(14)-(20)           -  Not applicable.

(21)(a) (CMS ONLY)  -  Subsidiaries of CMS Energy Corporation.

(21)(b)             -  Subsidiaries of Consumers Power Company.

(22)                -  Not applicable.

(23)                -  Consents of experts and counsel.

(24)(a)             -  Power of Attorney for CMS Energy Corporation.

(24)(b)             -  Power of Attorney for Consumers Power Company.

(25)-(26)           -  Not applicable.

(27)(a)             -  Financial Data Schedule UT for CMS Energy
                       Corporation.

(27)(b)             -  Financial Data Schedule UT for Consumers Power
                       Company.

(28)                -  Not applicable


*Five copies of this exhibit have been signed by, or on behalf of, each of five Owner Participants. With regard to each of the agreements, each copy is substantially identical in all material respects except as to the parties thereto. Therefore, pursuant to Instruction 2, Item 601(a) of Regulation S-K, CMS Energy Corporation and Consumers Power Company are filing a copy of only one such document.

** Obligations of only CMS Holdings and CMS Midland, second tier subsidiaries of Consumers, and of CMS Energy but not of Consumers.

Exhibits listed above which have heretofore been filed with the Securities and Exchange Commission pursuant to various acts administered by the Commission, and which were designated as noted above, are hereby incorporated herein by reference and made a part hereof with the same effect as if filed herewith.

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